UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2022 (April 20, 2022)

Franklin BSP Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01360	85-2950084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, Suite 4920, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 588-6700

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On April 20, 2022, Franklin BSP Capital Corporation (the “Corporation”) entered into a first amendment (the “First Amendment to MS Subscription Facility”) to its revolving credit agreement (the “MS Subscription Facility”) with Morgan Stanley Asset Funding, Inc., as administrative agent and sole lead arranger, and Morgan Stanley Bank, N.A., as the letter of credit issuer and lender. The MS Subscription Facility was entered into on April 22, 2021 and had a maturity date of April 22, 2022. The First Amendment Facility has a maturity date of April 22, 2023, which may be extended for an additional term of not more than 12 months each with the consent of the administrative agent and lenders.

Borrowings under the First Amendment to MS Subscription Facility bears interest at a rate of: (i) with respect to Term SOFR Loans, Term SOFR with a one-month Interest Period plus 2.10% per annum and (ii) with respect to Base Rate Loans, the greatest of (a) the Prime Rate in effect on such day plus 100 basis points (1.00%) per annum, (b) the Federal Funds Rate in effect on such day plus 0.50% plus 1.00% per annum and (c) except during any period of time during which Term SOFR is unavailable, Term SOFR for a one-month tenor in effect on such day plus without duplication, 100 basis points (1.00%) per annum plus 100 basis points (1.00%) per annum. The Corporation paid an upfront fee and incurred other customary costs and expenses in connection with the First Amendment to MS Subscription Facility. In addition, the Corporation will be subject to an unused commitment fee. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the MS Subscription Facility.

The foregoing description of the First Amendment to MS Subscription Facility as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the First Amendment to MS Subscription Facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Franklin BSP Capital Corporation

Date: April 26, 2022	By:	/s/ Nina K. Baryski
	Name:	Nina K. Baryski
	Title:	Chief Financial Officer and Treasurer